SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant /X/
Filed by a party other than the Registrant

Check the appropriate box:
/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                           AMERIHOST PROPERTIES, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/     No fee required

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)  and 0-11
        (1)      Title of each class of securities to which transaction applies:
        (2)      Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)      Proposed maximum aggregate value of transaction:
        (5)      Total fee paid:

/ /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount Previously Paid:
       (2)      Form, Schedule or Registration Statement No.:
       (3)      Filing Party:
       (4)      Date Filed:

                           AMERIHOST PROPERTIES, INC.
                         2355 S. ARLINGTON HEIGHTS ROAD
                                    SUITE 400
                        ARLINGTON HEIGHTS, ILLINOIS 60005

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Annual Meeting of Shareholders of Amerihost Properties, Inc. (the "Company") will be held on June 1, 2000, at 10:30 a.m., local time, at the Company's headquarters, 2355 S. Arlington Heights Road, Suite 400, Arlington Heights, Illinois 60005 to act upon the following matters:

         1. To elect the Directors of the Company who will serve until the next annual meeting of shareholders or until their successors are duly qualified. The following persons have been nominated for directorships:

                           Michael P. Holtz                   Reno J. Bernardo
                           Russell J. Cerqua                  Salomon J. Dayan
                           Jon K. Haahr                       Thomas J. Romano

Said meeting may be adjourned from time to time without other notice than by announcement at said meeting, or at any adjournment thereof, and any and all business for which said meeting is hereby noticed may be transacted at any such adjournment.

Only holders of record at the close of business on April 15, 2000, of the Company's common stock, $.005 par value will be entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

Enclosed is a form of Proxy solicited by the management of the Company. Shareholders who do not plan to attend the meeting in person are requested to date, sign and return the enclosed Proxy. Your Proxy may be revoked at any time before it is exercised and will not be used if you attend the meeting and prefer to vote in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/  MICHAEL P. HOLTZ
                                              ----------------------------------
                                              Michael P. Holtz, President


Arlington Heights, Illinois
April 30, 2000

                           AMERIHOST PROPERTIES, INC.
                         2355 S. Arlington Heights Road
                                    Suite 400
                        Arlington Heights, Illinois 60005

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited on behalf of the Board of Directors of Amerihost Properties, Inc. (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at 10:30 A.M. on June 1, 2000, at the Company's headquarters, 2355 S. Arlington Heights Road, Suite 400, Arlington Heights, Illinois 60005. In addition to solicitation of proxies by mail, proxies may be solicited by the Company's directors, officers and regular employees by personal interview, telephone or telegram, and the Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by them. The expense of all such solicitation, including printing and mailing, will be paid by the Company. Any proxy may be revoked at any time prior to its exercise, by written notice to the Secretary of the Company or by attending the meeting and electing to vote in person. Any such revocation shall not affect any vote previously taken. This Proxy Statement and accompanying proxy were initially mailed to shareholders on or about April 30, 2000.

Only shareholders of record of the Company at the close of business on April 15, 2000, are entitled to vote at the meeting or any adjournment thereof. As of that date there were outstanding 4,973,548 shares of Common Stock, each of which is entitled to one vote on all matters voted upon at the annual meeting. Holders of Common Stock are not entitled to cumulate their votes in the election of directors. A majority of the outstanding shares of the Company, represented in person or by proxy, shall constitute a quorum at the meeting. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Directors. Abstentions and broker non-votes will have no effect.

                              ELECTION OF DIRECTORS

A board of six directors will be elected to serve until the next annual meeting, or until their successors are elected and shall have qualified. The proxies duly signed and returned pursuant to this solicitation will be voted by the persons named therein in accordance with the directions of the shareholders. If no directions are specified in a proxy, the proxy will be voted for the election as directors of the nominees named below. Should any nominee be unable or unwilling to accept the office of director (which is not presently anticipated), the persons named in the proxies will vote for the election of such other persons as they shall determine.

Each person listed below is currently a director of the Company and is a nominee for reelection as a director:

Name, Age and Principal Occupation                   Director since

MICHAEL P. HOLTZ, 43                                             1985
From 1985 to 1989, Mr. Holtz served as the Company's Treasurer and Secretary. In 1986, Mr. Holtz was promoted to Chief Operating Officer of the Company with direct responsibility for the Company's day-to-day operations. In 1989, Mr. Holtz was elected President and Chief Executive Officer of the Company. In 1999, in addition to his other responsibilities, Mr. Holtz was elected Chairman of the Board of Directors. Mr. Holtz is responsible for development and implementation of all Company operations including hotel development, finance and management. Mr. Holtz has over 20 years experience in the operation, development and management of hotel properties.

RENO J. BERNARDO, 68                                          1989
Reno J. Bernardo served as the Senior Vice President of Construction of the Company from 1987 through March 1994, when he retired. His primary responsibilities included managing construction of new properties and directing renovation projects. In 1989, Mr. Bernardo became a Director of the Company and continues to serve in this capacity. From 1985 to 1986, Mr. Bernardo was Vice President of Construction with Devcon Corporation, a hotel construction company. From 1982 to 1985, Mr. Bernardo was Project Superintendent with J.R. Trueman and Associates, a hotel construction company, and a subsidiary of Red Roof Inns, where his responsibilities included supervision of the development and construction of several Red Roof Inns.

SALOMON J. DAYAN, 54                                          1996
Since 1980, Salomon J. Dayan, M.D., a physician certified in internal and geriatric medicine, has been the Chief Executive Officer of Salomon J. Dayan Ltd., a multi-specialty medical group which he founded and which is dedicated to the care of the elderly in hospital and nursing home settings. Since 1986, Dr. Dayan has been the Medical Director and Executive Director of Healthfirst, a corporation which operates multiple medical ambulatory facilities in the Chicago, Illinois area, and since 1994 he has also been an assistant professor at Rush Medical Center in Chicago. Dr. Dayan is currently the Chairman of the Board of Directors of J. D. Financial, a bank holding company owning Pan
American Bank. Dr. Dayan also has numerous investments in residential and commercial real estate.

RUSSELL J. CERQUA, 43                                         1998
Russell J. Cerqua served as the Executive Vice President of Finance, Chief Financial Officer, Treasurer and Secretary of the Company from 1987 through 1998, where his primary responsibilities included internal and external financial reporting, corporate financing, development of financial management systems, and financial analysis. Mr. Cerqua is currently the Chief Financial Officer of Metro Technologies, L.L.C. Prior to joining the Company, Mr. Cerqua was an audit manager with Laventhol & Horwath, the Company's former independent certified public accountants. Mr. Cerqua was involved in public accounting for over 9 years, with experience in auditing, financial reporting and taxation. Mr. Cerqua is a Certified Public Accountant.

JON K. HAAHR, 46                                              1999
Jon K. Haahr was most recently the Managing Director of Investment Banking for First Union Securities, Inc. Real Estate Group. Mr. Haahr joined the First Union Investment Banking Department in 1987 and, prior to establishing the Real Estate Group, provided banking expertise to corporate finance clients in the financial services sector and in the area of closed-end funds. His experience includes six years at Continental Bank in Chicago where he was an officer of the bank providing corporate lending and capital markets services to middle market companies. Mr. Haahr is a member of the Board of Directors of the Center for Urban Land Economics Research at the University of Wisconsin Real Estate School, and speaks regularly at a variety of real estate industry events.

THOMAS J. ROMANO, 47                                          1999
Thomas J. Romano is currently an Executive Vice President and Chief Credit Officer for the Bridgeview Bank Group. Mr. Romano is a member of the Executive Management Committee and is responsible for all lending activities for a significant loan portfolio. In addition, Mr. Romano manages the credit underwriting department. His experience includes nineteen years with First of America Bank where his responsibilities included the management of commercial lending functions and numerous branch locations. Mr. Romano is currently a member of the Lake County Muscular Dystrophy Association and a member of Robert Morris Associates.

SHARES REPRESENTED BY THE PROXIES RECEIVED WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNLESS SHAREHOLDERS OTHERWISE SPECIFY IN THEIR PROXIES.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES.

ATTENDANCE
The Board of Directors held five meetings during 1999, at which all Directors were present.

COMPENSATION OF DIRECTORS
Each nonemployee Director of the Company received an annual retainer fee of $9,000 ($750 per month) in 1999. Each nonemployee Director of the Company also received $250 for each Board of Directors meeting attended in person, $150 for each Board of Directors meeting conducted by telephone and $150 for each committee meeting. Each Director is reimbursed for all out-of-pocket expenses related to attendance at Board meetings.

Each nonemployee Director of the Company receives an option to purchase 1,000 shares of Common Stock annually, pursuant to the 1996 Stock Option Plan for Nonemployee Directors. In addition, beginning in 2000, each Director will receive 2,500 options annually which vest only if the Company meets certain performance criteria, including earnings per share and EBITDA. All Director stock options are priced at the market price on the date of issuance.

COMMITTEES
The Board of Directors has three standing committees:

         1. Audit Committee - This committee consists of two outside directors: Mr. Cerqua (Chairman) and Mr. Haahr. The Audit Committee has the responsibility, among other things, to meet with the Company's independent accountants to review the scope and results of their audit, and to review with such independent accountants the Company's system of internal accounting and financial controls. This committee met twice during 1999.

         2. Compensation Committee - This committee consists of two outside directors: Dr. Dayan (Chairman) and Mr. Haahr. The Compensation Committee reviews the salaries, bonuses, stock compensation, stock options and other direct and indirect compensation for the Company's Chief Executive Officer. This committee met twice during 1999.

         3. Directors Affairs Committee - This committee consists of two outside directors: Dr. Dayan (Chairman) and Mr. Haahr. The Directors Affairs Committee is responsible for recommending possible candidates for election to the Board of Directors, as well as evaluating the performance of all members of the Board of Directors. This committee did not meet during 1999.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information concerning the annual and long-term compensation for services as officers to the Company for the fiscal years ended December 31, 1999, 1998 and 1997, of those persons who were, at December 31, 1999: the chief executive officer and the other executive officer of the Company (the "Named Officers"). See "Compensation of Directors" under
Item 11.


                           SUMMARY COMPENSATION TABLE

                                                                            Long-Term
                                                                              Compensation
                                           Annual Compensation           -----------------
                                     -----------------------------  Restricted    Securities
  Name and Principal                                                  Stock       Underlying        All Other
       Position                    Year     Salary      Bonus         Awards     Options(#)(1)   Compensation(2)
------------------------          ------   --------  ----------    -----------   -------------   ---------------

Michael P. Holtz                   1999    325,000      20,000            -              -          17,500
 Chairman of the Board, President  1998    325,000      20,000            -           256,100        12,633
 and Chief Executive Officer       1997    334,615        -               -            50,000        12,375

James B. Dale                      1999    120,000       5,500            -            20,500         1,251
 Senior Vice President Finance,    1998     98,462        -               -              -            1,031
 Secretary, Treasurer, and
 Chief Financial Officer

(1) All options were fully vested as of December 31, 1999, except for 25,100 options held by Mr. Holtz and 14,500 options held by Mr. Dale.
(2) Represents life insurance premiums paid by the Company on behalf of the Named Officers and the Company's 401(k) matching contributions of $2,500 and $1,251 for  Messrs.  Holtz and Dale,  respectively.  Amounts for 1998 include the Company's 401(k) matching contributions of $2,633 and $1,031 for Messrs. Holtz and Dale, respectively.


STOCK OPTIONS
The following table summarizes the number and terms of stock options granted to each of the Named Officers during the year ended December 31, 1999.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      Potential Realizable Value at
                                                                                         Assumed Annual Rates of
                                                                                        Stock Price Appreciation
                                 Individual Grants                                               for Option Term
                           ------------------------------------------------------      ---------------------------
                                        % of Total
                                          Options
                                        Granted to      Exercise or
                           Options     Employees in     Base Price    Expiration
Name                      Granted(1)    Fiscal Year       ($/Sh)         Date            5% ($)       10% ($)
------------------        ----------- ---------------  ------------  ------------      ----------    --------

James B. Dale                18,000       11.8%            $3.31       Jan. 2009          34,815        84,217
                              2,500        1.6              3.69       Oct. 2009           4,387        12,250
                           --------     ------                                           -------        ------
                             20,500       13.4%                                           39,202        96,467
                             ======       ====                                            ======        ======



The following table provides information concerning the exercise of stock options during 1999, and the year-end value of unexercised options for each of the Named Officers and Directors of the Company.


                    OPTION EXERCISES AND YEAR-END VALUE TABLE

                                                           Number of Unexercised      Value of Unexercised
                              Shares                          Options Held at        in-the-Money Options at
                             Acquired         Value          December 31, 1999        December 31, 1999 (1)
                                                        --------------------------- -----------------------
       Name                on Exercise      Realized    Exercisable  Unexercisable    Exercisable  Unexercisable
       ----                -----------      --------    -----------  -------------    -----------  -------------

Michael P. Holtz                  -            -          701,000        25,100     $    92,188     $     -
James B. Dale                     -            -           26,500        14,500             375            750
Russell J. Cerqua                 -            -          198,958         1,000          28,809           -
Reno J. Bernardo                  -            -            3,000         1,000            -              -
Salomon J. Dayan                  -            -           33,000         1,000            -              -
Jon K. Haahr                      -            -             -            1,000            -              -
Thomas J. Romano                  -            -             -             -               -              -

(1) The closing sale price of the Company's Common Stock on such date on the Nasdaq National Market was $3.38.


REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
The purpose of the Compensation Committee is to establish and administer the policies governing all forms of executive compensation, as well as to administer the Amerihost Properties, Inc. 1996 Omnibus Incentive Stock Plan.

The Committee's philosophy is that executive compensation should be designed to motivate executives and reward them for individual initiative and achievements as well as the short-term and long-term success of the Company. It is anticipated that this philosophy will help to attract and maintain quality individuals, thereby enhancing the Company's profitability and value for the shareholders. The specific objectives within this philosophy are to:

         Establish base salaries at levels which are competitive in the business environment and which consider the responsibilities of the respective position and the individual's experience.

         Provide the executives with performance-based compensation which is reflective of the performance of the Company.

         Align the interests of the executives with those of the shareholders by providing a meaningful level of equity-based compensation in the form of long-term stock options.

The base salaries and annual increases for the Company's executives have been based upon comparative industry data, tenure and an assessment of the executive's historical performance and commitment to the Company. In addition, the Committee considers other factors such as cost-of-living and other geographic considerations, industry compensation trends, the level of expertise and knowledge and the level and complexity of the individual's specific duties and responsibilities. Base salaries consist of a blend of cash and stock options.

In addition to the base salaries, the Company's executives receive incentive compensation based upon the performance of the Company. Through 1999, these incentives were based upon the Company's attainment of certain financial benchmarks and consisted of either cash, restricted stock awards or qualified and non-qualified stock options.

The Chief Executive Officer of the Company serves under an employment agreement which began in 1995. His annual base compensation for 1999 was $325,000. Mr. Holtz did not receive any restricted stock awards or stock options in 1999. Mr. Holtz received a cash bonus of $20,000 for 1999. Mr. Holtz also serves as the President and Chief Executive Officer of all the Company's wholly-owned subsidiaries. Mr. Holtz receives no additional compensation for his services to these subsidiaries.


                                                     Compensation Committee:

                                                     Salomon J. Dayan, Chairman
                                                     Jon K. Haahr

EMPLOYMENT AGREEMENTS

The Company's President and Chief Executive Officer, Michael P. Holtz, provides services to the Company under the terms of an employment agreement dated January 1, 1995, amended February 4, 1997 and amended November 23, 1999. Pursuant to Amendment No. 3 dated November 23, 1999, the agreement renewed for an additional three-year period ending December 31, 2003. On January 1, 1998, Mr. Holtz received options to purchase a minimum of 256,100 shares of the Company's common stock at the market price on date of issuance under the Company's 1996 Omnibus Incentive Stock Plan, of which 110,000 vested immediately, 121,000 vested on July 1, 1999 and 25,100 will vest on July 1, 2000. Pursuant to Amendment No. 3, Mr. Holtz will receive 100,000 options each year, with 50,000 vesting 90 days from the date of issuance and 50,000 vesting only if the Company attains certain financial performance criteria. Amendment No. 3 also provides for a cash bonus based upon financial performance, franchising growth and hotel operation performance. Under the terms of the amended employment agreement, stock awards were eliminated as a component of annual compensation.

The employment agreement entitles the executive officer to receive severance payments, equal to two years' compensation, if his employment is terminated by the Company without cause or if he elects to terminate such employment for a "good reason," including a change of control of the Company. For purposes of the employment agreement, a change of control means removal of the executive from membership on the Board of Directors by a vote of a majority of the shareholders of the Company or failure of the Board of Directors to nominate the executive for re-election to Board membership. The executive officer is also entitled to severance payments, equal to one year's compensation, if he voluntarily terminates his employment with the Company for a reason other than a "good reason" and provides appropriate notice of such resignation.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations to the Company that no other reports were required, during the fiscal year ended December 31, 1999, all the aforesaid Section 16(a) filing requirements were complied with, except for a total of 10,000 shares of common stock purchased by Dr. Dayan in July, August and September 1999, which were not reported until December 1999.

STOCK PRICE PERFORMANCE GRAPH

Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the Nasdaq U.S. index and the Nasdaq Non-Financial index for the period commencing December 31, 1994 and ending December 31, 1999.

The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this report into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                                  [GRAPH OMITTED]



         Date                       12/31/94    12/31/95     12/31/96     12/31/97    12/31/98   12/31/99

         Amerihost Properties, Inc.  100.000     175.414      174.544      161.381     107.003     94.724
         Nasdaq US                   100.000     141.335      173.892      213.073     300.248    542.430
         Nasdaq Non-Financial        100.000     139.257      169.159      198.093     290.322    559.352


Assumes  $100  invested on December  31, 1994 in the Common  Stock of  Amerihost
Properties,  Inc.  and the Nasdaq  Stock  Market  and the  Nasdaq  Non-Financial
Stocks.



                              CERTAIN TRANSACTIONS

In the past, certain of the Company's directors and executive officers have, directly or indirectly, invested in joint ventures with the Company. Dr. Dayan, a director of the Company, has invested approximately $1.6 million in seven joint ventures since 1988. Dr. Dayan and each of the Company's directors and executive officers who have made such investments have done so on the same terms as all other investors in such joint ventures.

Mr. Romano is an executive officer of Bridgeview Bank & Trust, which is the bank that maintains the Company's operating line-of-credit. The line-of-credit has a maximum of $8,500,000, of which $7,560,214 was outstanding at December 31, 1999. The operating line-of-credit is collateralized by a security interest in certain of the Company's assets, including its interests in various joint ventures, bears interest at an annual rate equal to the bank's base lending rate (8.5% at December 31, 1999) plus one-half of one percent with a floor of 7.5%, and matures May 15, 2000. The Company expects the line-of-credit to be renewed for another year.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 15, 2000, by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's Directors, (iii) each of the Named Officers and (iv) all Directors and executive officers as a group.


                                                       Shares Beneficially Owned
                                                         As of April 15, 2000
                                                         --------------------
Name                                                            Number                          Percent
-----------------------------                             ------------------                 ----------
 Michael P. Holtz                                               907,857    (1)                    16.0%
 Wellington Management Company                                  615,000    (2)                    12.4
 Massachusetts Financial Services Company                       527,000    (3)                    10.6
 Dimensional Fund Advisors, Inc.                                408,100    (4)                     8.2
 Raymond and Liliane R. Dayan                                   364,774    (5)                     7.3
 Salomon J. Dayan                                               361,059    (1)                     7.0
 H. Andrew Torchia                                              354,989    (6)                     6.9
 Russell J. Cerqua                                              257,413    (1)                     5.0
 Reno J. Bernardo                                                34,612    (1)                     0.7
 James B. Dale                                                   33,775    (1)                     0.7
 Jon K. Haahr                                                     2,400                            0.1
 Thomas J. Romano                                                 4,700                            0.1



ALL DIRECTORS AND EXECUTIVE
  OFFICERS AS A GROUP (7 PERSONS)                             1,601,816                           26.4%
                                                           ============                        =======


   (1)   Includes shares subject to options exercisable  presently  or within 60 days as follows:  Mr. Holtz, 701,000 shares, Dr. Dayan, 157,676 shares,
         Mr. Cerqua, 198,958 shares,  Mr. Bernardo,  3,000 shares, and Mr. Dale,
         32,500 shares.
   (2)   Based upon information  provided in its Schedule 13G dated December 31,
         1999,  Wellington  Management  Company  ("WMC"),  in  its  capacity  as investment advisor, may be deemed beneficial owner of 615,000 shares of the Company which are owned by numerous investment  counseling clients.
         Of the shares  shown  above,  WMC has shared  voting  power for 615,000 shares and shared investment power for 615,000 shares.
   (3)   Based upon  information  provided in its Schedule 13G dated February 8,
         2000, Massachusetts Financial Services Company ("MFS"), in its capacity as investment manager, may be deemed beneficial owner of 527,000 shares of the Company which are also beneficially owned by MFS Series Trust II
         - MFS Emerging Growth Stock Fund, shares of which are owned by numerous investors.  MFS has sole  voting and  investment  power for the 527,000 shares.
   (4)   Based upon  information  provided in its Schedule 13G dated February 3,
         2000,  Dimensional  Fund  Advisors,  Inc.  ("DFA"),  in its capacity as investment advisor, may be deemed beneficial owner of 408,100 shares of the Company which are owned by numerous investment  counseling clients.
         Of the shares shown above, DFA has sole voting and investment power for
         408,100 shares.
   (5)   Based upon information provided in their Schedule 13D dated August  25,
         1997,  Mr.  and  Mrs.  Dayan beneficially  own 364,744  shares  of  the
         Company.  Of the shares shown above, Mr.and Mrs. Dayan have sole voting and investment power for 364,774 shares.
   (6)   Based upon  information  provided  in his 13D  dated  December 2, 1996.
         Includes  375,832  shares owned by Urban 2000 Corp.  Mr. Torchia is the
         51% stockholder of Urban 2000 Corp. and disclaims  beneficial ownership
         of  all  but  an  aggregate  of  195,589  shares  owned  directly,   or
         indirectly, by Urban 2000 Corp. Also includes 150,000 options currently exercisable.


SHAREHOLDER PROPOSALS

From time to time, shareholders present proposals which may be proper subjects for inclusion in the proxy statement and for consideration at the annual meeting. To be considered, proposals must be submitted on a timely basis. Proposals for the 2001 shareholders' meeting must be received by the Company not later than February 1, 2001. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

OTHER MATTERS

Management knows of no other business likely to be brought before the meeting. If other matters do come before the meeting, the persons named in the form of proxy or their substitute will vote said proxy according to their best judgment.


                                       By the order of the Board of Directors

                                                     JAMES B. DALE

                                                      Secretary

Arlington Heights, Illinois
April 30, 2000

                                      PROXY
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS


Amerihost Properties, Inc.
2355 S. Arlington Heights Road
Suite 400
Arlington Heights, Illinois  60005

The undersigned hereby appoints Michael P. Holtz and James B. Dale as Proxies, each with the power to appoint his substitute, and hereby authorizes them, each acting alone, to represent and to vote, as designated below, all the Common Stock of Amerihost Properties, Inc. held of record by the undersigned at the close of business on April 15, 2000, at the Annual Meeting of Shareholders to be held on June 1, 2000, and any adjournment thereof, with all the powers the undersigned would possess if present.

1.       ELECTION OF DIRECTORS

                _________for all nominees          _________WITHHOLD AUTHORITY
                         listed below                       to vote for all
                                                            nominees listed
                                                            below

                _________to abstain from voting on this proposal

                         Michael P. Holtz                   Reno J. Bernardo
                         Russell J. Cerqua                  Salomon J. Dayan
                         Jon K. Haahr                       Thomas J. Romano

INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below:

--------------------------------------------------------------------------------

2.       OTHER MATTERS

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for all nominees listed in proposal 1 above and in the discretion of the Proxies for such other business as may properly come before the meeting.

Please sign exactly as name appears on your stock certificates. For joint accounts, all tenants should sign. If signing for an estate, trust, corporation, partnership or other entity, title or capacity should be stated.


Dated:  _______________, 2000              _____________________________________
                                                    Signature            (Title)

Print name and address:
                                           -------------------------------------
                                           Signature if held jointly


-------------------------------------

-------------------------------------

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             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                       USING THE ENCLOSED RETURN ENVELOPE